                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934






Date of report (Date of earliest event reported)   October 14, 1996
                                                 -------------------------------

                             FORWARD INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact Name of registrant as specified in its charter)


       New  York                      0-6669                  13-1950672
--------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission              (IRS Employer
incorporation or organization)     File Number)           Identification No.)


275 Hempstead Turnpike, West Hempstead, NY                         11552
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code      (516) 564-1100
                                                   -----------------------------

                                        Not Applicable
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.   OTHER EVENTS.

EMPLOYMENT AGREEMENT WITH WILLIAM MOOAR

          Effective October 14, 1996, Forward Industries, Inc. (the "Company") entered into an employment agreement (the "Agreement") with William Mooar, pursuant which Mr. Mooar will serve as President of the Company and perform duties for the Company of a senior executive nature. Simultaneously, Mr. Mooar became a director of the Company.

          Mr. Mooar is employed at an annual base salary of $150,000, received a signing bonus of $30,000 and will receive incentive compensation with respect to each fiscal year of the Company ending during the term of the Agreement equal to the product of (i) $100,000, and (ii) a fraction, the numerator of which will be the Company's audited pre-tax operating profit (if any) for such fiscal year and the denominator of which will be $500,000.

          The Agreement provides that, subject to shareholder approval, Mr. Mooar will receive an option to purchase 250,000 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), at an exercise price of $.01 per share. The option will vest in four equal semi-annual installments commencing March 30, 1997, provided that Mr. Mooar continues in the Company's employ at each such vesting date. If such option is not approved by the Company's shareholders by March 30, 1997, the Company is required to sell Mr. Mooar on such date 250,000 shares of Common Stock for $2,500 in lieu of such option, subject to Mr. Mooar's obligation to resell to the Company, at his purchase price, up to 187,500 of such shares on termination of his employment with the Company, depending on when his employment terminates.

          The Agreement also provides that, subject to shareholder approval, the Company will grant Mr. Mooar an additional option (the "Incentive Option") to purchase an additional 400,000 shares of Common Stock if the Company's audited pre-tax operating income for its 1997 or 1998 fiscal year is at least $1 million. The Incentive Option, if earned, will be granted as of the date that the Company's independent auditors certify the Company's year-end financial statements which reflect achievement of the required pre-tax operating income. The Incentive Option will vest in four equal semi-annual installments commencing six months after the date of grant if Mr. Mooar is employed by the Company at such time, and will expire ten years after the date of grant.

          Prior to joining the Company, Mr. Mooar was the chief executive of Coast Manufacturing Company and Coast Marketing Company (collectively "Coast), which are engaged in the import, manufacture and distribution of carrying cases for the photographic, audio and video markets. Although Mr. Mooar is required to devote his full business time to the business of the Company, he has been granted the right to devote, until January 30, 1997, up to four hours a week to Coast (in which he remains the sole equity-holder) to assist in the transition of his previous responsibilities to a new Coast management team.

          The Agreement expires October 13, 1998; however, the Company has the right to terminate the Agreement during the first 90 days thereof without cause and without incurring any termination obligation to Mr. Mooar.

          The foregoing information is qualified in its entirety by reference to the complete text of the Agreement, a copy of which is filed as an exhibit hereto and is incorporated herein by reference.

TERMINATION OF NEGOTIATIONS FOR ACQUISITION OF COAST

          Reference is made to Part 2 ("Management's Discussion and Analysis") of the Company's Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 1996 in which the Company indicated that it had entered into a non-binding letter of intent to acquire the business and assets of Coast, subject to certain conditions. On October 17, 1996, the Company announced that it had terminated its negotiations to acquire the business and assets of Coast, due to the inability of Coast to restructure its outstanding liabilities, one of several conditions to a proposed transaction.

ISSUANCE OF COMMON STOCK UPON CONVERSION OF NOTE

          Reference is made to Part 2 ("Management's Discussion and Analysis") of the Company's Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 1996 in which the Company indicated that, on February 14, 1996, it had issued its thirteen month note in the principal amount of $250,000 (the "Note") convertible into restricted shares of Common Stock at a conversion rate of $1.00 per share. The Note, as amended, was further modified on October 19, 1996 to reduce the conversion rate to $.50 per share and, on October 25, 1996, the holder thereof, Cliveden Capital Offshore Fund, converted the Note into 500,000 shares of Common Stock.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.


(c)  EXHIBITS

          1. Employment Agreement, dated as of October 14, 1996, between Forward Industries, Inc. and William Mooar.




                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   FORWARD INDUSTRIES, INC.
                                   (Registrant)



Date:  October 30, 1996            By: s/Theodore H. Schiffman
                                      ------------------------------------------
                                                  Theodore H. Schiffman
                                                  Chairman and Chief
                                                  Executive Officer

                                            EXHIBIT 1 TO FORM 8-K CURRENT REPORT
                                            FORWARD INDUSTRIES, INC.



                              EMPLOYMENT AGREEMENT

     AGREEMENT effective as of October 14, 1996 between Forward Industries, Inc., a New York corporation with offices at 275 Hempstead Avenue, Hempstead, New York 11552 (the "Company"), and William Mooar residing at 541 Westover Road, Stamford, Connecticut 06902 ("Executive").

                              W I T N E S S E T H:

     WHEREAS, the Company desires to employ Executive to perform senior executive and other services for the Company, and Executive desires to accept such employment, all on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which the parties acknowledge, the parties agree as follows:

     1.   EMPLOYMENT AND DUTIES

     2. The Company hereby employs Executive for the term of this Agreement and Executive hereby accepts such employment as the President of the Company on the terms and conditions set forth in this Agreement.

     3.   EMPLOYMENT TERM

          Unless terminated at an earlier date pursuant to the terms of this Agreement, the term of employment hereunder (the "Employment Term") shall be two
(2) years, commencing on the date hereof (the "Commencement Date").

          a.   SERVICES

          Executive shall perform such duties of a senior executive nature for the Company, as shall be consistent with the provisions of the Company's By-laws in effect on the date hereof, subject to the direction of the Board of Directors of the Company (the "Board"). Executive shall serve the Company faithfully and to the best of his ability and shall devote his full business time and attention to the affairs of the Company, subject to reasonable absences for vacation and illness as determined by the Board.

          b. The headquarters for the performance of Executive's services during the term of this Agreement shall be the principal executive offices of the Company in Hempstead, New York, unless otherwise agreed by the Company and Executive and subject to such reasonable travel in the performance of Executive's duties as the business of the Company may require.

     4.   COMPENSATION AND EXPENSE REIMBURSEMENT

          a. SALARY. Executive shall be entitled to receive for all services rendered by Executive in any capacity, an annual salary at the rate of $150,000 (payable in equal installments in accordance with the then prevailing practices of the Company, but in no event less frequently than monthly), subject to adjustment upon terms agreed upon by the Company and Executive. In addition, the Company shall pay Executive $30,000 on October 15, 1996 as a signing bonus.

          b. BONUS. The Executive shall receive a bonus with respect to each full fiscal year ended during the Employment Term equal to $100,000 multiplied by a fraction, the numerator of which shall be the pre-tax operating profit (if any) of the Company as shown in its audited financial statements for such fiscal year and the denominator of which shall be $500,000.

          In addition, as further inducement to Executive to serve as President of the Company, upon execution of this Agreement, Executive shall receive, subject to approval by the shareholders of the Company, options to purchase 250,000 shares of common stock, par value $.01 per share (the "Common Stock"), of the Company at an exercise price of $.01 per share, provided, further, that if the stockholders do not approve such options by March 30, 1997, then the Company shall, as of such date, sell the Executive 250,000 shares of Common Stock at $.01 per share and all but 62,500 of such shares shall be subject to repurchase by the Company at $.01 per share if the Executive's employment with the Company terminates (with such risk of repurchase lapsing as to 62,500 additional shares of Common Stock each six months thereafter). If the Executive purchases the 250,000 shares as a result of the failure of the stockholders to approve the options, such purchase shall replace such options and such options shall be canceled. Options to purchase 62,500 (subject to adjustment for stock splits and similar events) of such shares of Common Stock shall become exercisable every six months during the Employment Period, provided the Executive is still employed by the Company.

          c. EXPENSES. Executive will be reimbursed for all reasonable and necessary expenses incurred by Executive in carrying out the duties contemplated under this Agreement, in accordance with then prevailing Company procedure, as such practices may be changed from time to time by the Board. The Company shall reimburse the Executive for, or pay for, the costs of a car lease not to exceed $600 per month.

          d. STOCK OPTIONS. Subject to the approval by the shareholders of the Company, Executive shall be granted options to purchase 400,000 shares of Common Stock, if the Company's pre-tax operating income for the fiscal year ending September 30, 1997 or the fiscal year ending September 30, 1998 is at least $1 million. Net income shall be derived from the audited financial statements of the Company for each such fiscal year and any options earned will be granted as of the date such financial statements are signed by the Company's independent certified accountants and will be evidenced by a Stock Option Agreement in the form of Exhibit A hereto. The exercise price of such options shall be equal to the fair market value on the date of the grant and such options shall vest 25% every six months after the date of grant, provided the Executive is still employed by the Company, and be exercisable for ten (10) years from the date of grant.

          e. VACATIONS. Executive shall be entitled to four (4) weeks vacation per year, to be taken at such times in accordance with the then prevailing Company practices for Executive.

          f. BENEFITS. Executive shall be entitled to participate in all group health and other insurance programs and all other fringe benefit or retirement plans or other compensatory plans which the Company may hereafter elect to make available to its executives generally on terms no less favorable than those provided to other executives generally, provided Executive meets the qualifications therefor, but the Company shall not be required to establish any such program or plan, except as provided in this Paragraph 4.

          g. BOARD OF DIRECTORS. The Executive shall be invited to join the Company's Board of Directors upon the commencement of the Employment Term.

     5.A  TERMINATION FOR CAUSE

          In the event of: (a) fraud against the Company, conviction of a felony, the intentional disclosure of confidential information (unless required by applicable law or court or other order), aiding a competitor to the detriment of the Company, its subsidiaries or affiliates, intentionally engaging in conduct which brings disrepute or otherwise is damaging to the reputation of the Company, its subsidiaries or affiliates, performing competitive services or acting in a competitive capacity for any other person, firm or corporation without the prior written consent of the Company; or (b) willful misconduct, gross negligence, prolonged and unexcused (subject to Paragraph 6 hereof) absenteeism by Executive in connection with Executive's employment hereunder, a breach by Executive of the terms of this Agreement which has a material adverse effect on the Company, or Executive's willful or intentional failure to implement the reasonable business requests or directions of the Board, the Company shall have the right to give Executive a termination notice, specifying the nature of the breach or failure. If such termination notice is given pursuant to clause (a) above, the Employment Term shall terminate upon the giving of such notice. If such termination notice is given pursuant to clause
(b) above, the Employment Term shall terminate thirty (30) days after the giving of such notice if the circumstances described in such notice have not been remedied by Executive within such thirty (30)-day period. Upon the termination of the Employment Term pursuant to this Paragraph 5, all provisions of this Agreement shall terminate except for the provisions of Paragraph 8. Upon the effective date of termination of the Employment Term, the Company shall have no further obligation to Executive hereunder, except for accrued and unpaid salary, and other previously earned, accrued and unpaid benefits from the Company and its employee benefit plans through the date of termination.

     5.B TERMINATION WITHOUT CAUSE. In the event of a termination of the Executive's employment within 90 days of the date of this Agreement with or without cause, all provisions of this Agreement shall terminate except for the provisions of Paragraph 8; provided, however, that the non-competition provisions of Paragraph 8 hereof shall be applicable solely to any business, enterprise or venture which is engaged in the business of manufacturing and/or distributing carrying cases supplied to the cellular telephone, home medical equipment, laptop computer and other industries being supplied by the Company or any of its subsidiaries at such time, it being understood that, in the event of a termination pursuant to this Section 5B, the Executive shall not be prohibited from working as an executive of the Coast Companies (as defined below) or working for a supplier to the photography, audio or visual industries. Upon the effective date of termination of the Employment Term, the Company shall have no further obligation to Executive hereunder, except for accrued and unpaid salary, and other previously earned, accrued and unpaid benefits from the Company and its employee benefit plans through the date of termination. If Executive's employment hereunder is terminated by the Company (a) for any reason within the 90-day period referred to above or (b) for any reason after such 90-day period other than as provided for in Sections 5A, 6 or 7 or the voluntary termination by the Executive, then in either case, Executive's obligation, under Section 8(b), to grant the Company options to purchase the stock of the Coast Companies (as defined in Section 8(b)) shall also terminate.

     6.   ILLNESS OR INCAPACITY

          In the event of any disability, illness or other incapacity which prevents Executive from performing services as contemplated herein, the obligation of the Company to pay compensation to Executive shall be reduced to the extent of any amount received by Executive pursuant to any disability insurance policy maintained and paid for by the Company. If Executive shall be incapacitated for more than 120 consecutive days or 180 days in any consecutive 12-month period, the Company shall have the right to terminate this Agreement upon 10 days' prior written notice with no further liability, except for accrued and unpaid salary, and other previously earned, accrued and unpaid benefits from the Company and its employee benefit plans through the date of such termination, provided that such termination shall not prejudice any rights of Executive under any disability policies being maintained by the Company for

Executive under the terms of this Agreement. Notwithstanding any such termination, the provisions of Paragraph 8 will continue to apply.

     7.   DEATH

          This Agreement shall terminate automatically upon the death of Executive. In such event, the Company shall pay the estate of Executive, in addition to any amounts to which Executive's estate would otherwise be entitled under the Company's retirement plans and group life insurance policy, within 30 days after the date of death, all compensation earned under Paragraph 4 through the date of death.

     8.   NON-COMPETITION AND TRADE SECRETS

          a. CONFIDENTIALITY AND WORK PRODUCT. During the term of this Agreement and thereafter without limitation of time, Executive shall not knowingly divulge, furnish, or make available to any third person, company, corporation or other organization (including but not limited to customers, competitors or government officials), except in the course of performing his duties as an Executive hereunder or with the Company's prior written consent, trade secrets or other confidential information concerning the Company, its subsidiaries or affiliates or the business of any of the foregoing, including without limitation, confidential methods of operation and organization and confidential sources of supply and customer lists, but Executive may make disclosures as required by applicable law or orders without prior written notice to the Company. For purposes of this Paragraph 8, information shall not be deemed confidential if it (i) is within the public domain, or (ii) becomes publicly known other than through disclosure by Executive in violation of this provision.

          b. NON-COMPETITION. During the Employment Term and for a period of three (3) years thereafter, Executive agrees not to directly or indirectly, own, control, manage, operate, participate or invest in, including, but not limited to, as an officer, director, shareholder, employee, consultant, agent, or otherwise be connected with, in any manner, any business, enterprise or venture which is engaged in the business of manufacturing and/or distributing of carrying cases supplied to the cellular telephone, home medical equipment, laptop computer, photography, video or audio industries, including, without limitation, Coast Manufacturing Company and Coast Marketing Company (the "Coast Companies") and any other business engaged in by the Company during the Employment Term, except that nothing in this subparagraph shall be deemed to prohibit Executive from holding, solely as a passive stockholder, 100% of the equity of the Coast Companies or the acquisition or holding of not more than one percent (1%) of the shares or other securities of a publicly-owned corporation if such securities are traded on a national securities exchange or over the counter and until January 30, 1997, from performing such duties (not including day-to-day operations) with respect to the Coast Companies as will not interfere with the carrying out of his duties to the Company and as do not involve more than four (4) hours in each week in connection with the transfer of all of his responsibilities to the new management team of the Coast Companies. Notwithstanding the foregoing, Executive (i) at such time as it would not be a breach of any agreement existing as of the date hereof to which the Executive or the Coast Companies are a party, in order to insure the Company that Executive does not retain any economic interest in the Coast Companies, will grant five year options (the "Options"), exercisable for $1.00 each to a wholly-owned subsidiary of the Company (to be designated by the Company) to acquire 100% of the capital of the capital stock owned by the Executive in each of the Coast Companies, (ii) may not vote his securities in the Coast Companies in favor of any disposition of assets of the Coast Companies (whether by asset sale, merger or otherwise) to any party other than the Company and (iii) Executive may not sell, assign, transfer, gift or otherwise dispose of such securities or cooperate in any way or authorize the issuance of additional securities of the Coast Companies until the Options expire or are exercised by the Company. Any exercise of the Options shall be in writing. The closing of any exercise shall take place at the offices of the Company on the 90th business day after the notice of exercise is given (or such other time and place as the parties mutually agree). The Executive agrees that, during the Employment Term, he will not derive income from the Coast Companies and that all opportunities the Executive generates or is presented with in the carrying case or related businesses will be presented exclusively to the Company.

          c. SOLICITATION. During the Employment Term and for a period of three (3) years thereafter, Executive agrees not to directly or indirectly solicit, employ or retain or arrange to have any other person, firm or other entity solicit, employ, retain, or otherwise participate in the employment or retention of, any person who is then, or who has been, within the preceding six
(6) months, an employee, technician or engineer of the Company, its subsidiaries or affiliates.

          d. In the event Executive shall violate any provisions of this Paragraph 8 (which provisions Executive hereby acknowledges are reasonable and equitable), Executive shall no longer be entitled to and hereby waives any and all rights to any termination payment under this Agreement.

     9.   SEPARABILITY

          Executive agrees that the provisions of Paragraph 8 hereof constitute independent and separable covenants, for which Executive is receiving consideration which shall survive the termination of employment and which shall be enforceable by the Company notwithstanding any rights or remedies the Company may have under any other provision hereof.

     10.  SPECIFIC PERFORMANCE

          Executive acknowledges that:

          (i) the services to be rendered under the provisions of this Agreement are of a special character and it would be difficult to replace such services;

          (ii) the Company is relying on the covenants contained herein, including, without limitation, those contained in Paragraph 8 above, as a material inducement for entering into this Agreement;

          (iii) the Company may be damaged if the provisions hereof are not specifically enforced; and

          (iv) the award of monetary damages may not adequately protect the Company in the event of a breach hereof by Executive.

          By virtue thereof, Executive agrees and consents that if Executive breaches any of the provisions of this Agreement, the Company, in addition to any other rights and remedies available under this Agreement or otherwise, shall (without any bond or other security being required and without the necessity of proving monetary damages) be entitled to a temporary and/or permanent injunction to be issued by a court of competent jurisdiction restraining Executive from committing or continuing any violation of this Agreement, or any other appropriate decree of specific performance. Such remedies shall not be exclusive and shall be in addition to any other remedy which the Company may have.

     11.  MISCELLANEOUS

          a. ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the entire employment agreement between the parties and may not be modified, amended or terminated (other than pursuant to the terms hereof) except by a written instrument executed by the parties hereto. All other agreements between the parties pertaining to the employment or remuneration of Executive not specifically contemplated hereby or incorporated or merged herein are terminated and shall be of no further force or effect.

          b. ASSIGNMENT. This Agreement is not assignable by Executive without the prior written consent of the Company and any purported assignment by Executive of Executive's rights and/or obligations under this Agreement shall be null and void. This Agreement may be assigned by the Company at any time, upon delivery of written notice to Executive (with Executive's consent, not to be unreasonably withheld), to any successor to the business of the Company, or to any subsidiaries or affiliates of the Company. In the event that Executive does not consent to the assignment of this Agreement, the Company shall have the right to terminate this Agreement automatically with no further liability, except for accrued and unpaid salary, and other previously earned, accrued and unpaid benefits from the Company and its employee benefit plans.

          c. WAIVERS, ETC. No waiver of any breach or default hereunder shall be considered valid unless in writing, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature. The failure of any party to insist upon strict adherence to any term of this Agreement on any occasion shall not operate or be construed as a waiver of the right to insist upon strict adherence to that term or any other term of this Agreement on that or any other occasion.

          d. PROVISIONS OVERLY BROAD. In the event that any term or provision of this Agreement shall be deemed by a court of competent jurisdiction to be overly broad in scope, duration or area of applicability, the court considering the same shall have the power and hereby is authorized and directed to modify such term or provision to limit such scope, duration or area, or all of them, so that such term or provision is no longer overly broad and to enforce the same as so limited. Subject to the foregoing sentence, in the event that any provision of this Agreement shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall attach only to such provision and shall not affect or render invalid or unenforceable any other provision of this Agreement.

          e. NOTICES. Any notice permitted or required hereunder shall be in writing and shall be deemed to have been given on the date of delivery or, if mailed by certified mail, postage prepaid, return receipt requested, documented overnight courier, or by facsimile transmission, on the date mailed or transmitted.
     (i)  If to Executive to:
          William Mooar at his address
          set forth in the preamble to this Agreement

          with a copy to:

          Henry Porter
          Lippes, Silverstein, Mathias & Wexler, LLP
          700 Guaranty Building
          28 Church Street
          Buffalo, New York 14202-3950
          Telecopy: 716-853-5199

     (ii) If to the Company to:

          the address set forth in the preamble
          to this Agreement
          Attention: Chairman of the Board


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

          with a copy to:

          Squadron, Ellenoff, Plesent & Sheinfeld, LLP
          551 Fifth Avenue
          New York, New York  10176
          Attention:  Kenneth R. Koch, Esq.
          Telecopy: (212) 697-6686

          f. This Agreement shall be governed by and construed in accordance with the laws of the State of New York governing contracts made and to be performed in New York without regard to conflict of law principles thereof.

          g. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

          h. This Agreement may be executed in counterparts, each of which shall be deemed an original, and each party may become a party hereto by executing a counterpart hereof. This Agreement and any counterpart so executed shall be deemed to be one and the same instrument. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

EXECUTIVE                          FORWARD INDUSTRIES, INC.



s/William Mooar               By:  s/Theodore H. Schiffman
--------------------             -----------------------------------------------
William Mooar                      Name:  Theodore H. Schiffman
                                   Title: Chairman of the Board


                                       10